UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               April 24, 2013

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On April 24, 2013, the Board of Directors of Diamond Hill Investment
Group, Inc. (the "Company") approved the Diamond Hill Fixed Term Deferred Compensation Plan (the "Fixed Term Plan") and the Diamond Hill Variable Term Deferred Compensation Plan (the "Variable Term Plan", and along with the Fixed Term Plan, each a "Plan" and collectively, the "Plans"). R. H. Dillon, the Company's President and Chief Executive Officer, is eligible to participate in the Variable Term Plan, along with each person employed by the Company or any of its affiliates as a portfolio manager or research analyst who is a member of a select group of management or highly compensated employees.
James F. Laird, the Company's Secretary, Treasurer and Chief Financial Officer, is eligible to participate in the Fixed Term Plan, along with each person employed by the Company or any of its affiliates who is not a portfolio manager or research analyst. Brief descriptions of the terms and conditions of the Plans are provided below. The summaries and descriptions of the Plans are qualified in their entirety by reference to the Fixed Term Plan and Variable Term Plan, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Deferrals of Incentive Compensation. Pursuant to the Plans, participants may elect to defer certain Incentive Compensation, defined as the gross amount that is earned by a participant under any bonus plan maintained by the Company or any of its affiliates, excluding base salary. Participants may elect to defer up to 50% of the stock portion of their annual bonus and up to 100% of the cash portion of their annual bonus for a Plan Year (the calendar year). After the applicable deadline, a deferral election is irrevocable for that Plan year unless otherwise permitted under that Plan. Generally, the participant must submit a deferral election by December 31 of the year before the services are to be performed.

Earnings. The deferred Incentive Compensation, if any, is credited to an account for that Plan Year. The participant is 100% vested in the account, although the account is subject to the terms and conditions of the Company's Compensation Recoupment and Restitution Policy. The account will be credited with earnings and losses based on the performance of the investment selections in the participant's account.

Plan Funding. The Plans are unfunded, unsecured promises by the Company to pay the account balances under the Plans at a later date. Participants have only the rights of general unsecured creditors of the Company and do not have any interest in or right to any specific asset of the Company.

Plan Amendment and Termination. The Company may amend, modify, suspend or terminate the Plans at any time without any participant's consent unless it would retroactively reduce a participant's account balance.

Distributions Generally.

Fixed Term Plan

Under the Fixed Term Plan, the account for each Plan Year will be distributed in a single lump sum payment within 90 days following the fifth anniversary of the date the Incentive Compensation was deferred except in the event of death, Disability or a Change in Control. For example, if the participant elects to defer payment of a portion of the annual bonus paid for services performed in 2014, the participant will not receive payment until 2020 regardless of whether the participant's employment terminates prior to such date.

Variable Term Plan

Under the Variable Term Plan, the participant must elect when they wish to receive distribution of the portion of their account attributable to that Plan Year when the participant submits the Deferral Election Form to defer payment. The participant may elect to receive the account:

- In a single lump sum payment within 90 days following either:
     (1) the termination of employment, or
     (2) the earlier of
         (A) the termination of employment, or
         (B) on a specified date which is at least five years after the annual bonus was deferred; or

- In substantially equal annual installments for up to five years beginning on the January 1 following either:
     (1) the termination of employment, or
     (2) the earlier of
         (A) the termination of employment, or
         (B) on a specified date which is at least five years after the annual bonus was deferred.

In no event will a distribution occur before the fifth anniversary of the date the Incentive Compensation is deferred except for death, Disability or Change in Control. For example, if the participant elects to defer payment of a portion of the annual bonus for services performed in 2014 until the termination of employment and the participant terminates employment in 2018, the participant will not receive payment until 2020. If the participant is a "specified employee" of the Company within the meaning of the Internal Revenue Code, any distribution payable upon the termination of employment will not be, or begin to be, distributed until six months after the date of the termination of employment.

Under the Variable Term Plan, the participant may change the time or form of distribution by making an election to do so not less than 12 months before the date payment is scheduled to be made or begin. The election will not be effective for 12 months, and the distribution must be deferred at least five years from the date the amount would otherwise have been paid. For example, if a participant elects to have a portion of the 2013 annual bonus paid in 2020, the new election must be made at least 12 months prior to January 1, 2020 and the participant must elect to receive payment in 2025 or later.

Distributions Upon Death, Disability or Change in Control. In the event of death or Disability (as defined in the Plans), the participant's account will be distributed to the participant or the participant's beneficiary, as applicable, in a lump sum within 90 days after the event. In the event that the Company undergoes a Change in Control (as defined in the Plans), the account will be distributed in a lump sum within 30 days after the Change in Control.


Item 5.07.    Submission of Matters to a Vote of Security Holders.
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The Diamond Hill Investment Group, Inc. (the "Company") 2013 Annual Meeting of
Shareholders was held on April 24, 2013.

The matters voted upon at the annual meeting and the results of the vote were as follows:

1.) To elect seven directors to the Board of Directors of the Company to hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Each of the seven nominees for director were elected, and the voting results are set forth below:

Name of Director 		   For	       Withheld        Not Voted
------------------------	---------      --------	       ---------
R.H. Dillon                     2,381,561        10,540         839,217
Randolph J. Fortener            2,381,461        10,640         839,217
James F. Laird                  2,323,255        68,846	        839,217
Peter J. Moran                  2,342,567        49,534         839,217
Donald B. Shackelford           2,353,269        38,832         839,217
Bradley C. Shoup                2,375,456        16,645         839,217
Frances A. Skinner		2,330,718        61,383         839,217



2.) To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending
December 31, 2013.

The ratification of KPMG LLP was approved, and the voting results are set forth below:

   For	       Against          Abstain
---------      -------	        -------
2,970,946       43,346            200


3.) To approve, on an advisory basis, the compensation of the Company's executive officers.

The compensation of the Company's executive officers was approved, and the voting results are set forth below:

   For         Against 	        Abstain	        Not Voted
---------      -------	        -------		---------
2,339,442       50,741            1,818          839,317


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) - (c)  Not applicable.
(d)	Exhibits.

Exhibit No.                          Description
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10.1             Diamond Hill Fixed Term Deferred Compensation Plan
10.2             Diamond Hill Variable Term Deferred Compensation Plan



                                    SIGNATURE
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.



Date: April 30, 2013	                    By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                            Officer and Secretary